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                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

         This PLEDGE AND SECURITY AGREEMENT is dated as of November 15, 2004 and made by ABFS Warehouse Trust 2004-2, a Delaware statutory trust (the "Grantor"), in favor of THE PATRIOT GROUP, LLC, a Delaware limited liability company (the "Secured Party").

                                    Recitals
                                    --------

         The Secured Party has entered into a Commitment Letter, dated as of October 27, 2004 (as modified pursuant to the terms of that certain letter agreement dated November 15, 2004 between the Secured Party and American Business Financial Services, Inc. ("ABFS"), the "Commitment Letter"), with ABFS.

         It is a condition precedent to providing the Facility contemplated by the Commitment Letter that the Grantor shall have executed and delivered this Agreement.

                                    Agreement
                                    ---------

         NOW, THEREFORE, in order to induce the Secured Party to provide the Facility and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

                  SECTION 1. Definitions. Terms defined in the Commitment Letter and not otherwise defined herein have the same respective meanings when used herein. Unless the context otherwise requires, terms defined in the Uniform Commercial Code of the State of New York (the "Uniform Commercial Code") and not otherwise defined in this Agreement or in the Commitment Letter shall have the meanings defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

         "Collateral": all present and future right, title and interest of the Grantor in or to the following personal property:

                  (a) Grantor's 100% ownership interest in the issued and outstanding capital stock of ABFS 2003-2, Inc.;

                  (b) All rights, remedies, powers and/or privileges of the Grantor with respect to the foregoing; and

                  (c) Any and all proceeds and products of the foregoing, including all money, accounts, general intangibles, Deposit Accounts, documents, instruments, letter-of-credit rights, investment property, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of the foregoing;

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         "Commitment Letter Event of Default": as defined in Section 11(a)
hereof.

         "Financing Documents": the Commitment Letter, the Repurchase Agreement and any related documents.

         "Governmental Authority": any nation or government, any state or other political subdivision, agency or instrumentality thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Grantor or any of its properties.

         "Repurchase Agreement": the Master Repurchase Agreement dated as of November 15, 2004, by and among the Secured Party, the Grantor, ABFS, American Business Credit, Inc. and ABFS Consolidated Holdings, Inc.

         "Secured Party": The Patriot Group, LLC and its affiliates, successors and assigns.

                  SECTION 2. Creation of Security Interest. The Grantor hereby assigns and pledges to the Secured Party, and grants to the Secured Party, a security interest in and to, all right, title and interest of the Grantor in and to all presently existing and hereafter acquired Collateral.

                  SECTION 3. Security for Obligations. This Agreement and the assignments and pledges made, and security interests granted herein, secure the prompt payment, in full in cash, of all obligations owed to the Secured Party under the Program Documents (collectively, the "Obligations").

                  SECTION 4. Further Assurances. (a) At any time and from time to time at the request of the Secured Party, the Grantor shall execute and deliver to the Secured Party, at the Grantor's expense, all such financing statements and other instruments, certificates and documents in form and substance reasonably satisfactory to the Secured Party, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, the Secured Party's security interests granted pursuant to this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor: hereby authorizes the filing of such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Secured Party may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby.

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                  (b) The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request.

                  (c) Upon the occurrence of an Event of Default or in the event of a Margin Deficit as defined in the Repurchase Agreement, the Secured Party may direct any third party obligors to remit funds otherwise payable to either ABFS 2003-2, Inc. or Grantor to Patriot.

                  SECTION 5. Restrictions on Future Agreements. The Grantor agrees that until all the Obligations shall have been satisfied in full, the Grantor will not, without the Secured Party's prior written consent, take any action, or permit any action to be taken by any other Persons to the extent that such Persons are subject to its control, or fail to take any action, which would affect the validity, priority, perfection or enforcement of the rights granted to the Secured Party under this Agreement, and any such agreement or action if it shall take place shall be null and void and of no effect whatsoever.

                  SECTION 6. Grantor's Representations and Warranties. The Grantor represents and warrants as follows:

                  (a) as of the date of this Agreement, the Grantor has exclusive possession and control of the Collateral;

                  (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens. The Grantor has the power, authority and legal right to pledge the Collateral purported to be pledged hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid security interest in the Collateral.

                  (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) are required (i) for the pledge of the Collateral hereby or for the execution, delivery or performance of this Agreement by the Grantor, or (ii) for the exercise by the Secured Party of the rights or remedies in respect of the Collateral hereunder.

                  (d) So long as any Obligations remain outstanding, the Grantor will not execute any document or instrument covering the Collateral except as otherwise contemplated or permitted hereby.

                  SECTION 7. Grantor's Covenants. In addition to the other covenants and agreements set forth herein and in the other Financing Documents, the Grantor covenants and agrees as follows:

                  (a) The Grantor will pay, prior to delinquency, all taxes, governmental charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Grantor.

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                  (b) The Collateral will not be used in violation of any law, regulation or ordinance applicable to the Grantor, nor used in any way that will void or impair any insurance required to be carried in connection therewith.

                  (c) The Grantor will deal with the Collateral in all such ways as are considered customary practice by owners of like property.

                  (d) The Grantor will take all reasonable steps to preserve and protect the Collateral.

                  SECTION 8. Secured Party's Rights Regarding Collateral. The Grantor shall keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all applicable laws, rules and regulations shall be made of all material dealings and transactions pertaining to the Collateral. The Secured Party shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of the Grantor's books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral. The Secured Party shall not be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Subject to the Secured Party's obligation to exercise reasonable care with respect to any Collateral in its possession, custody or control as set forth in
         Section 8 hereof, the Secured Party shall not be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of the Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith. Nothing contained herein or in any consent by the Secured Party shall constitute an assumption by the Secured Party of any obligations of the Grantor under the contracts assigned hereunder unless the Secured Party shall have given written notice to the counterparty to such assigned contract of the Secured Party's intention to assume such contract. The Grantor shall continue to be liable for performance of its obligations under such contracts.

                  SECTION 9. Collections on Collateral. The Grantor shall have the right to receive dividends and other proceeds from the Collateral in the ordinary course of business so long as the Obligations are being paid to the Secured Party in accordance with the Program Documents. If any of the Obligations are not paid in accordance with the Program Documents, at the option of the Secured Party, the Grantor's right to receive dividends and other proceeds of the Collateral and to use or dispose of such proceeds shall terminate, and any and all dividends and proceeds then held or thereafter received on or on account of the Collateral will be held or received by the Grantor in trust for the Secured Party and immediately delivered in kind to the Secured Party (duly endorsed to the Secured Party, if required), to be applied to the Obligations or held as Collateral, as the Secured Party shall elect. Upon such an occurrence, the Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of the Secured Party or in the name of the Grantor, any and all checks, notes, drafts and other instruments for the payment of

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         money constituting proceeds of or otherwise relating to the Collateral;
         and the Grantor hereby authorizes the Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of the Grantor, in such manner as the Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by the Secured Party without appropriate endorsement, and the Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the Grantor, to the same extent as though it were manually executed by the duly authorized representative of the Grantor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and the Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

                  SECTION 10. Possession of Collateral by the Secured Party. All the Collateral now, heretofore or hereafter delivered to the Secured Party shall be held by the Secured Party in its possession, custody and control. Any or all of the Collateral delivered to the Secured Party constituting cash or cash equivalents shall, as long as the Obligations are being paid in accordance with the Commitment Letter, be held in an interest-bearing account with the Secured Party, and shall be, upon request of the Grantor, invested in investments authorized by the Secured Party. Nothing herein shall obligate the Secured Party to obtain any particular return thereon. In any Obligation is not paid in accordance with the Program Documents, then the Secured Party may use and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of the Grantor's Obligations with respect thereto, or otherwise, and any or all of the Collateral delivered to the Secured Party constituting cash or cash equivalents shall be applied by the Secured Party to payment of the Obligations or otherwise held as Collateral as the Secured Party shall elect. The Secured Party may at any time deliver or redeliver the Collateral or any part thereof to the Grantor, and the receipt of any of the same by the Grantor shall be complete and full acquittance for the Collateral so delivered, and the Secured Party thereafter shall be discharged from any liability or responsibility arising after such delivery to the Grantor. So long as the Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, the Secured Party shall not have any liability for any loss of or damage to any Collateral, and in no event shall the Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events, absent the gross negligence or willful misconduct of the Secured Party. The Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of the Secured Party is accorded treatment substantially equal to that which the Secured Party accords similar property for its own account, it being understood that the Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

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                  SECTION 11. Remedies.

                  (a) Rights Regarding the Collateral. Upon the failure by the Grantor to pay any Obligation in accordance with the Program Documents (an "Event of Default"), the Grantor shall be in default hereunder and the Secured Party shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that the Secured Party may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantor except such notice as may be specifically required by applicable law:
(i) to foreclose the Liens and security interests created hereunder or under any other Financing Document by any available judicial procedure or without judicial process; (ii) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (iii) to collect by legal proceedings or otherwise all dividends, distributions, or other sums now or hereafter payable upon or on account of the Collateral; (vi) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith the Secured Party may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as the Secured Party reasonably deems appropriate and is commercially reasonable; (iv) to take or bring, in the name of the Secured Party or in the name of the Grantor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by the Secured Party to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and the Grantor waives, to the extent permitted by applicable law, any right to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by the Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by the Secured Party or the Grantor may be applied by the Secured Party, without notice to the Grantor, to the Obligations in such order and manner as the Secured Party in its sole discretion shall determine; (v) to insure, protect and preserve the Collateral; and (vi) to exercise all rights, remedies, powers or privileges provided under any of the Financing Documents.

                  (b) Sale of Collateral. Any public or private sale or other disposition of the Collateral may be held at any office of the Secured Party or at any other place permitted by applicable law.. The Secured Party may direct the manner of sale of the Collateral as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and the Grantor expressly waives, to the extent permitted by applicable law, any right to direct the manner of sale of any Collateral. The Secured Party or any Person acting on the Secured Party's behalf may bid and purchase at any such sale or other disposition.

                  (c) Notice of Sale. The Secured Party will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if such notice is mailed, certified mail, postage prepaid, to the Grantor at its address set forth on the signature pages hereto or delivered or otherwise sent to the Grantor, at least ten (10) Business Days before the date of the sale. The Grantor expressly

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waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph. The Secured Party shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Secured Party may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale; and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

                  (d) Title of Purchasers. Upon consummation of any sale of Collateral hereunder, the Secured Party shall have the right to assign, transfer and deliver to the purchaser(s) thereof the Collateral so sold. Such purchaser(s) shall hold the Collateral so sold absolutely free from any claim or right upon the part of the Grantor or any other Person claiming through the Grantor, and the Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, the Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by the Secured Party, and any Collateral so sold may be retained by the Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. The Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

                  (e) Disposition of Proceeds of Sale. The proceeds resulting from the sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of preparing for sale and selling the Collateral; second, to the satisfaction of all outstanding Obligations; and, third, any surplus remaining after the satisfaction of all outstanding Obligations to be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (f) Certain Waivers. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of the Agents or the Secured Party.

                  (g) Remedies Cumulative. The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

                  SECTION 12. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of the Grantor, and in the name of the Grantor, or otherwise, from time to time, in the Secured Party's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or reasonably desirable to perfect and continue

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         perfected the pledge and security interest created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which the Grantor is obligated to do under this Agreement;
         (c) to prepare, sign, file and record, in the Grantor's name, any financing statement covering the Collateral; and (d) to endorse and transfer the Collateral upon foreclosure by the Secured Party; provided, however, that the Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and the Secured Party shall not have any liability or responsibility for any act or omission (other than the Secured Party's own gross negligence or willful misconduct) taken with respect thereto.

                  SECTION 13. Costs and Expenses. The Grantor agrees to pay to the Secured Party all reasonable costs and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) (a) of the Secured Party incurred thereby in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and (b) of the Secured Party incurred thereby in connection with any waiver or amendment of any term or provision hereof. All reasonable advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including the right to perform any Obligation of the Grantor), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be due and payable to the Secured Party, as applicable, by the Grantor on demand therefor.

                  SECTION 14. Transfers and Other Liens. The Grantor agrees that it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, the Collateral, or
         (ii) create or permit to exist any Lien upon or with respect to the Collateral.

                  SECTION 15. Understandings with Respect to Waivers and Consents. The Grantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which the Grantor otherwise may have against the Secured Party or others, or against the Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

                  SECTION 16. Indemnity. The Grantor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the Secured Party's gross negligence or willful misconduct.

                  SECTION 17. Amendments, Etc. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing, signed by both the Secured Party and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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                  SECTION 18. Notices. All notices and other communications
         provided for hereunder shall be given in the manner, and to the respective addresses, set forth on the signature pages hereto.

                  SECTION 19. Continuing Security Interest; Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment in full in cash of the Obligations, (b) be binding upon the Grantor and its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party, any successor Secured Party. The Secured Party may assign or otherwise transfer any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that, none of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

                  SECTION 20. Release of Grantor. This Agreement and all obligations of the Grantor hereunder and all security interests granted hereby shall be released and terminated when all Obligations have been indefeasibly paid in full in cash. Upon such release and termination of all Obligations and the expiration or termination of the pledge and security interest hereunder, all rights in and to the Collateral pledged or assigned by the Grantor hereunder shall automatically revert to the Grantor, and the Secured Party shall return any pledged Collateral in its possession to the Grantor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of the Secured Party arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantor.

                  SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

                  SECTION 22. Copies of Certificates Etc. Whenever the Grantor is required to deliver notices, certificates, opinions, statements or other information hereunder to the Secured Party, it shall do so in such number of copies as the Secured Party shall reasonably specify.

                  SECTION 23. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as owner trustee (the "Owner Trustee"), in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee or the Grantor, as the case may be, is

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         made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose of binding only the Grantor or the Owner Trustee, as the case may be, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Grantor or the Owner Trustee, as the case may be, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Grantor or the Owner Trustee, as the case may be, under this Agreement or any other related documents.

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         IN WITNESS WHEREOF, the Grantor and the Secured Party have executed this Agreement by their duly authorized representative as of the date first written above.

                                     GRANTOR

                                     ABFS Warehouse Trust 2004-2

                                     By:  WILMINGTON TRUST COMPANY not in its
                                          individual capacity but solely as
                                          owner trustee of the Grantor

                                     By:   /s/  Joann A. Rozell
                                          -------------------------------------
                                     Name:      Joann A. Rozell
                                            -----------------------------------
                                     Title:     Assistant Vice President
                                             ----------------------------------

                                     Address for Notices:

                                     ABFS Warehouse Trust 2004-2
                                     c/o Wilmington Trust Company as owner
                                     trustee
                                     Rodney Square North
                                     1100 North Market Street
                                     Wilmington, DE 19890
                                     Attention: Corporate Trust Administration
                                     Telecopier No.: (302) 636-4140
                                     Telephone No: (302) 651-1000


                                     SECURED PARTY
                                     -------------

                                     THE PATRIOT GROUP, LLC


                                     By:   /s/   Jonathan T. Kane
                                          -------------------------------------
                                     Name:       Jonathan T. Kane
                                            -----------------------------------
                                     Title:      Senior Vice President
                                             ----------------------------------

                                     Address for Notices:

                                     28 Thorndal Circle
                                     Darien, Connecticut 06828




                          Pledge and Security Agreement

                                      D-1